GOODWILL	12 Months Ended
Jun. 30, 2020
GOODWILL [Abstract]
GOODWILL
4.	GOODWILL

	June 30, 2020	June 30, 2019
	(US$’000)
Goodwill as of beginning of the year	11,832	11,832
Goodwill acquired during the year	-	-
Goodwill impaired during the year	-	-
Goodwill as of end of the year	11,832	11,832

A cash-generating unit (CGU) is the smallest group of assets that independently generates cash flow and whose cash flow is largely independent of the cash flows generated by other assets. Goodwill arose on various historical acquisitions made by predecessor companies and at June 30, 2020 and June 30, 2019, the carrying amount of goodwill is allocated as follows:

	June 30, 2020	June 30, 2019
	(US$’000)
IBEX	11,626	11,626
DGS	206	206
	11,832	11,832

The calculation of value in use for the business operations is most sensitive to changes in the following assumptions which are discussed below, together with the amounts by which these key assumptions would have to change (independent of other changes in assumptions) for an impairment to arise.  Management has calculated the recoverable amount of the cash generating unit to exceed its carrying amount by $174.0 million.

Testing for impairment of goodwill

Key assumptions applied in impairment testing

The recoverable amounts of all the CGUs have been determined from value in use calculations based on cash flow projections from formally approved budgets covering a three year period from 2021 to 2023. The first year of the projections is based on detailed budgets prepared by management as part of the Group’s performance and control procedures. Subsequent years are based on extrapolations using the key assumptions listed below which are management approved projections. The discount rate applied to cash flow projections beyond three-years is extrapolated using a terminal growth rate which represents the expected long-term growth rate of the Business Process Outsourcing (“BPO”) sector.

The following rates were used by the Group for the years ended June 30, 2020, 2019 and 2018:

	Average revenue growth rate	Average Gross Margin	Discount Rate	Terminal Growth Rate
	%	%	%	%
June 30, 2020	7.9	26.2	13.2	5
June 30, 2019	5.6	25.5	10.6	5
June 30, 2018	6.7	18.7	11.5	5

The calculation of value in use for the business operations is most sensitive to changes in the following assumptions:

Revenue growth

Revenue growth assumptions have been derived from projections prepared by management. Management is of the view that these assumptions are reasonable considering current market conditions. An impairment in the carrying value of goodwill would not arise if the 2021-2023 average revenue growth rate declined to nil. Over the projected period of three years, COVID 19 has not significantly impacted the revenue and gross margins of the Company.

Cost of sales and gross margin

Cost of sales has been projected on the basis of multiple strategies planned by management to ensure profitable operations. These strategies include cost minimization mechanisms such as offshore migration of labor, centralization of support activities and increasing efficiency of service delivery, resulting in improved gross margins over the forecasted period. An impairment in the carrying value of goodwill would not arise if the 2021 estimated gross margin is decreased significantly.

Discount rate

Discount rates reflect management estimates of the rate of return required for the business and are calculated after taking into account the prevailing risk-free rate, industry risk and business risk. Discount rates are calculated using the weighted average cost of capital.  An impairment in the carrying value of goodwill would not arise if the weighted average cost of capital were to increase significantly.